SUPPLEMENT DATED JANUARY 5, 2001
                              to the Prospectus of

                                 VALUEMARK LIFE
                     Single Premium Variable Life Insurance
                               Dated May 1, 2000
                               ALLIANZ VALUELIFE
                    Flexible Premium Variable Life Insurance
                               Dated May 1, 2000

                                   ISSUED BY
                Allianz Life Insurance Company of North America
                        Allianz Life Variable Account A

        This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Allianz Life Insurance Company of North America (Allianz Life) at the address or telephone number set forth below.

        The purpose of this supplement is to notify you of a proposal to substitute shares of the Templeton Pacific Growth Securities Fund of Franklin Templeton Variable Insurance Products Trust (the "Trust") with shares of the Trust's Templeton International Securities Fund (the "Substitution"). On December 21, 2000, Allianz Life filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, Allianz Life and Allianz Life Variable Account A propose to effect the Substitution as soon as is practicable.

        Allianz Life believes that the Templeton International Securities Fund is an appropriate replacement for the Templeton Pacific Growth Securities Fund because the Templeton International Securities Fund has a similar investment objective to the Templeton Pacific Growth Securities Fund, generally invests a portion of its assets in Pacific Rim common stock, has better performance, and has a lower expense ratio, which may decline as a result of the influx of assets resulting from the Substitution.

        Contract owners will receive a Notice within five (5) days after the Substitution that the Substitution has taken place. For a period of thirty-one
(31) days from the mailing of the Notice, Contract owners may transfer all assets, as substituted, to any other available subaccount without limitation or charge and without any such transfer counting as one of the limited number of transfers permitted in a contract year free of charge. After such thirty-one
(31) day period, any transfers will be subject to the restrictions described in the prospectus. You may obtain a prospectus by writing or calling Allianz Life at the address or telephone number set out below.


                Allianz Life Insurance Company of North America
                      1750 Hennepin Avenue, Mpls, MN 55403
                                 (800)-542-5427